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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): April 25, 2000




                       BANC OF AMERICA FUNDING CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                     333-62301                56-193-0085
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(State or Other Jurisdiction        (Commission File         (I.R.S. Employer
      of Incorporation)             Number)                 Identification No.)


100 North Tryon Street,  Charlotte, North Carolina                  28255
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code (704) 386-2400


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         (Former Name or Former Address, if Changed Since Last Report:)

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Item 5.           Other Events

         On April 25, 2000, Banc of America Funding Corporation (the "Depositor") issued its Mortgage Pass-Through Certificates, Series 2000-1 (the "Certificates"), pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2000 (the "Pooling and Servicing Agreement"), by and among the Depositor, as depositor, Fleet Mortgage Corp. ("FMC"), as servicer and Norwest Bank Minnesota, National Association, as trustee. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibit:

         99.1 Pooling and Servicing Agreement, dated as of April 1, 2000, by and among the Depositor, FMC, and the Trustee.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BANC OF AMERICA FUNDING CORPORATION


                                           By:  /s/  Robert J. Perret
                                                ------------------------------
                                           Name:  Robert J. Perret
Date:  April 25, 2000                      Title:  Senior Vice President


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                                  Exhibit Index


Exhibit                                                        Page
-------                                                        ----
99.1.    Pooling and Servicing Agreement (without Exhibits)      5



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